UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2003

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2003, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2003-S11)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                      333-82332              75-2006294
          --------                      ---------              ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                File Number)        Idenfication No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
-----------------------                                          -----
(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000


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Item 5. Other Events.

                On June 27, 2003, the Registrant will cause the issuance and sale of Mortgage Pass- Through Certificates, Series 2003-S11 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 2003, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee.

                In connection with the sale of the Certificates, the Registrant has been advised by Deutsche Bank Securities Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain information that may be considered "ABS term sheets" or "computational materials" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-82332, which Collateral Term Sheets are being filed manually as exhibits to this report.

                The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                The Collateral Term Sheets consist of the pages (the "Collateral Term Sheets") that appear after the Form SE cover sheet and the page headed "NOTICE". THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

                                              2

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                In addition,  the actual  characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Collateral Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration,
        expected   maturity,   interest   rate   sensitivity   and   cash   flow
        characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration,
        expected   maturity,   interest   rate   sensitivity   and   cash   flow
        characteristics of a particular class of Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c)    Exhibits
                   ITEM 601(A) OF
                   REGULATION S-K
  EXHIBIT NO.     EXHIBIT NO.      DESCRIPTION

  1               99               Preliminary Structural and Collateral
                                   Term Sheet



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                                          SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.
                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.

                                                   By:   /s/ Julie Malanoski
                                                   Name:   Julie Malanoski
                                                   Title:   Vice President

Dated: May 8, 2003



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                                      EXHIBIT INDEX

               Item 601 (a) of      Sequentially
 Exhibit      Regulation S-K        Numbered
Number        Exhibit No.           Description                  Page

  1               99               Preliminary Structural     Filed Manually
                                   and Collateral Term Sheet




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